Exhibit 99.1

Conference Call Monday, August 1, 2016 at 4:30 p.m. ET, Dial-In (877) 201-0168 (ID# 49063237)

XO Group Reports Second Quarter 2016 Financial Results;

- Total revenue increased 7.0% in the second quarter

- Second quarter GAAP net income per diluted share was $0.15

- Second quarter non-GAAP net income per diluted share was $0.14

NEW YORK, August 1, 2016 - XO Group Inc. (the “Company”) (NYSE: XOXO, xogroupinc.com), today reported financial results for the three months ended June 30, 2016.

Total revenue for the second quarter of 2016 was $38.7 million, up 7.0% compared to the same period in the prior year. Net income for the quarter was $3.8 million or $0.15 per diluted share compared to diluted earnings per share of $0.13 in the same period in the prior year. Non-GAAP net income per diluted share for the quarter was $0.14 compared $0.13 to in the prior year quarter. The Company’s balance sheet at June 30, 2016 reflects cash and cash equivalents of $96.7 million compared to $88.5 million at December 31, 2015. The Company repurchased and retired shares of its common stock for an aggregate price of $1.4 million during the quarter as part of the Company’s authorized repurchase program.

“I’m really proud of the team’s work during the quarter. Our national online advertising business delivered solid results, our guest products are continuing to drive value for our users and partners, and our recent marketplace product launches are starting to gain traction,” said Mike Steib, Chief Executive Officer.

Long-Term Financial Targets

The Company is reiterating its long-term financial targets of double digit revenue growth rates and gross margins of approximately 90-95%, yielding adjusted EBITDA margins of at least 20%.

XO GROUP INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in Thousands, Except for Per Share Data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net revenue:
Online advertising	$26,218	$24,725	$53,055	$48,641
Transactions	6,431	4,163	10,635	6,457
Merchandise	—	—	—	878
Publishing and other	6,059	7,302	10,687	12,816
Total net revenue	38,708	36,190	74,377	68,792
Cost of revenue:
Online advertising	684	551	1,184	905
Merchandise	—	—	—	881
Publishing and other	2,072	2,295	3,182	3,715
Total cost of revenue	2,756	2,846	4,366	5,501
Gross profit	35,952	33,344	70,011	63,291
Operating expenses:
Product and content development	10,814	9,845	21,774	19,399
Sales and marketing	11,513	10,382	23,227	21,004
General and administrative	5,833	6,071	12,030	12,161
Depreciation and amortization	1,641	1,421	3,235	2,666
Total operating expenses	29,801	27,719	60,266	55,230
Income from operations	6,151	5,625	9,745	8,061
Loss in equity interests	(37)	(30)	(181)	(36)
Interest and other expense, net	(18)	(25)	(19)	(48)
Income before income taxes	6,096	5,570	9,545	7,977
Income tax expense	2,331	2,259	2,755	3,221
Net income	$3,765	$3,311	$6,790	$4,756

Net income per share:
Basic	$0.15	$0.13	$0.27	$0.19
Diluted	$0.15	$0.13	$0.26	$0.19
Weighted average number of shares used in calculating net earnings per share:
Basic	25,393	25,174	25,328	25,174
Dilutive effect of:
Restricted stock	260	352	291	389
Employee Stock Purchase Plan	3	—	1	—
Options	21	14	17	19
Diluted	25,677	25,540	25,637	25,582

XO GROUP INC.

CONSOLIDATED BALANCE SHEETS

(Amounts in Thousands, Except for Per Share Data)

(Unaudited)

	June 30, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$96,661	$88,509
Accounts receivable, net	18,011	20,475
Prepaid expenses and other current assets	5,353	5,341
Total current assets	120,025	114,325
Long-term restricted cash	2,598	2,598
Property and equipment, net	12,514	13,251
Intangibles assets, net	4,387	4,817
Goodwill	47,396	47,396
Deferred tax assets, net	10,888	11,578
Investments	2,538	2,719
Other assets	44	57
Total assets	$200,390	$196,741
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accrued compensation and employee benefits	$4,413	$5,826
Accounts payable and accrued expenses	6,751	6,337
Deferred revenue	15,681	18,640
Total current liabilities	26,845	30,803
Deferred rent	4,148	4,486
Other liabilities	1,990	1,985
Total liabilities	32,983	37,274
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value; 5,000,000 shares authorized and 0 shares issued and outstanding as of June 30, 2016 and December 31, 2015, respectively	—	—
Common stock, $0.01 par value; 100,000,000 shares authorized and 26,476,396 and 26,235,824 shares issued and outstanding at June 30, 2016 and December 31, 2015, respectively	265	264
Additional paid-in-capital	175,573	173,564
Accumulated deficit	(8,431)	(14,361)
Total stockholders’ equity	167,407	159,467
Total liabilities and stockholders’ equity	$200,390	$196,741

XO GROUP INC.

NON-GAAP TABLE

For the Three Months Ended June 30, 2016 and 2015

(Amounts in Thousands, Except for Per Share Data)

(Unaudited)

	Three Months Ended June 30,
	2016			2015
	GAAP Actual	Adjustments	Non GAAP	GAAP Actual	Adjustments	Non GAAP

Net revenue	$38,708	$—	$38,708	$36,190	$—	$36,190
Cost of revenue	2,756	—	2,756	2,846	—	2,846
Operating expenses
Product and content development	10,814	—	10,814	9,845	—	9,845
Sales and marketing	11,513	—	11,513	10,382	—	10,382
General and administrative	5,833	—	5,833	6,071	—	6,071
Depreciation and amortization	1,641	—	1,641	1,421	—	1,421
Total operating expenses	29,801	—	29,801	27,719	—	27,719

Income from operations	6,151	—	6,151	5,625	—	5,625

Interest and other expense, net	(18)	—	(18)	(25)	—	(25)
Loss in equity interest	(37)	—	(37)	(30)	—	(30)
Income tax expense	2,331	171 (b)	2,502	2,259	—	2,259
Net income	$3,765	$(171)	$3,594	$3,311	$—	$3,311
Net income per share - diluted	$0.15	$(0.01)	$0.14	$0.13	$—	$0.13
Weighted average number of shares outstanding - diluted	25,677		25,677	25,540		25,540

	Three Months Ended June 30,
	2016			2015
	GAAP Actual	Adjustments	Non GAAP	GAAP Actual	Adjustments	Non GAAP
Income from operations	$6,151	$—	$6,151	$5,625	$—	$5,625
Depreciation and amortization (c)	1,641	—	1,641	1,421	—	1,421
Stock-based compensation (d)	1,988	—	1,988	1,637	—	1,637
Adjusted EBITDA	$9,780	$—	$9,780	$8,683	$—	$8,683

	Free Cash Flow Reconciliation
	Three Months Ended June 30,
	2016	2015
Net cash provided by operating activities	$7,090	$6,561
Less: capital expenditures	(1,264)	(801)
Free cash flow	$5,826	$5,760

XO GROUP INC.

NON-GAAP TABLE

For the Six Months Ended June 30, 2016 and 2015

(Amounts in Thousands, Except for Per Share Data)

(Unaudited)

	Six Months Ended June 30,
	2016			2015
	GAAP Actual	Adjustments	Non GAAP	GAAP Actual	Adjustments		Non GAAP

Net revenue	$74,377	$—	$74,377	$68,792	$—		$68,792
Cost of revenue	4,366	—	4,366	5,501	—		5,501
Operating expenses
Product and content development	21,774	—	21,774	19,399	(11)	(a)	19,388
Sales and marketing	23,227	—	23,227	21,004	(265)	(a)	20,739
General and administrative	12,030	—	12,030	12,161	(158)	(a)	12,003
Depreciation and amortization	3,235	—	3,235	2,666	—		2,666
Total operating expenses	60,266	—	60,266	55,230	(434)		54,796

Income from operations	9,745	—	9,745	8,061	434		8,495

Interest and other expense, net	(19)	—	(19)	(48)	—		(48)
Loss in equity interest	(181)	—	(181)	(36)	—		(36)
Income tax expense	2,755	1,128 (b)	3,883	3,221	177	(b)	3,398
Net income	$6,790	$(1,128)	$5,662	$4,756	$257		$5,013
Net income per share - diluted	$0.26	$(0.04)	$0.22	$0.19	$0.01		$0.20
Weighted average number of shares outstanding - diluted	25,637		25,637	25,582			25,582

	Six Months Ended June 30,
	2016			2015
	GAAP Actual	Adjustments	Non GAAP	GAAP Actual	Adjustments		Non GAAP
Income from operations	$9,745	$—	$9,745	$8,061	$434		$8,495
Depreciation and amortization (c)	3,235	—	3,235	2,666	—		2,666
Stock-based compensation (d)	3,644	—	3,644	3,117	—		3,117
Adjusted EBITDA	$16,624	$—	$16,624	$13,844	$434		$14,278

	Free Cash Flow Reconciliation
	Six Months Ended June 30,
	2016			2015
Net cash provided by operating activities			$12,633				$7,445
Less: capital expenditures			(1,986)				(2,036)
Free cash flow			$10,647				$5,409

(a)	Costs impacting comparability included in operating expenses in the condensed consolidated statements of operations for the six months ended June 30, 2015 included costs related to the closure of our merchandise operations in Redding, CA.
(b)	Adjusted income tax expense was calculated using an effective tax rate of 41.0% and 40.7%, respectively, for the three and six months ended June 30, 2016 and 40.6% and 40.4%, respectively, for the three and six months ended June 30, 2015. The effective tax rate for the three months ended June 30, 2016 excludes a one-time benefit associated with a foreign tax incentive deduction. The effective tax rate for the six months ended June 30, 2016 excludes a one-time tax benefit associated with the resolution of an uncertain tax position for a former subsidiary in the 2016 period, as well as a one-time benefit associated with a foreign tax incentive deduction.
(c)	To eliminate depreciation and amortization expense.
(d)	To eliminate stock-based compensation expense.

XO GROUP INC.

SUPPLEMENTAL DATA TABLES (UNAUDITED)

(Unaudited)

TheKnot.com Local Online Advertising Metrics	Q2 2016	Q2 2015
Vendor Count(a)	24,241	23,789
Retention Rate(a);(b)	69.7%	76.4%
Avg. Revenue/Vendor(a)	$2,667	$2,547

(a)	Calculated on a trailing twelve-month basis.
(b)	Previously disclosed as churn rate. Retention rate calculated as one less churn rate.

Stock Based Compensation

The Company included total stock-based compensation expense related to all its stock awards in various operating expense categories for the three and six months ended June 30, 2016 and 2015, as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
	(Amounts in Thousands)
Product and content development	556	513	961	1,097
Sales and marketing	438	353	848	723
General and administrative	994	771	1,835	1,297
Total stock-based compensation	1,988	1,637	3,644	3,117

Conference Call and Replay Information

XO Group Inc. will host a conference call with investors at 4:30 p.m. ET on Monday August 1, 2016, to discuss its second quarter 2016 financial results. Participants should dial (877) 201-0168 and use Conference ID# 49063237 at least 10 minutes before the call is scheduled to begin. Participants can also access the live broadcast over the internet on the Investor Relations section of the Company's website, accessible at http://ir.xogroupinc.com. To access the webcast, participants should visit XO Group's website at least 15 minutes prior to the conference call in order to download or install any necessary audio software.

A replay of the webcast will also be archived on the Company's website approximately two hours after the conference call ends.

About XO Group Inc.

XO Group Inc.’s (NYSE: XOXO; xogroupinc.com) ) mission is to help people navigate and enjoy life's biggest moments, together. Our family of multi-platform brands guide people through transformative lifestages, from getting married to moving in together and having a baby. Our brands include The Knot, the number one wedding planning resource and marketplace, The Bump, the definitive voice for millennial parents and parents-to-be, and The Nest, the go-to guide for all things home for new couples. The Company is publicly listed on the New York Stock Exchange (NYSE: XOXO) and is headquartered in New York City.

Forward Looking Statements

This release may contain projections or other forward-looking statements regarding future events or our future financial performance or estimates regarding third parties. These statements are only estimates or predictions and reflect our current beliefs and expectations. Actual events or results may differ materially from those contained in the estimates, projections or forward-looking statements. It is routine for internal projections and expectations to change as the quarter progresses, and therefore it should be clearly understood that the internal projections and beliefs upon which we base our expectations may change prior to the end of the quarter. Although these expectations may change, we will not necessarily inform you if they do. Our policy is to provide expectations not more than once per quarter, and not to update that information until the next quarter. Some of the factors that could cause actual results to differ materially from the forward-looking statements contained herein include, without limitation, (i) our operating results may fluctuate, are difficult to predict and could fall below expectations, (ii) our transactions business is dependent on third party participants, whose lack of performance could adversely affect our results of operations, (iii) our ongoing investment in new businesses and new products, services, and technologies is inherently risky, and could disrupt our ongoing business and/or fail to generate the results we are expecting, (iv) we may be unable to develop solutions that generate revenue from advertising and other services delivered to mobile phones and wireless devices, (v) our businesses could be negatively affected by changes in Internet search engine algorithms, (vi) intense competition in our markets may adversely affect revenue and results of operations, (vii) we may be subject to legal liability associated with providing online services or content, (viii) fraudulent or unlawful activities on our marketplace could harm our business and consumer confidence in our marketplace, (ix) we are subject to payments-related risks, (x) we cannot assure you that our publications will be profitable, and (xi) other factors detailed in documents we file from time to time with the Securities and Exchange Commission. Forward-looking statements in this release are made pursuant to the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995.

Non-GAAP Financial Measures

This press release includes information about certain financial measures that are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP” or “U.S. GAAP”), including adjusted EBITDA, adjusted net income, adjusted net income per diluted share and free cash flow. These non-GAAP measures have important limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under U.S. GAAP. Our use of these terms may vary from the use of similarly-titled measures by others in our industry due to the potential inconsistencies in the method of calculation and differences due to items subject to interpretation.

Management defines its non-GAAP financial measures as follows:

•	Adjusted EBITDA represents GAAP income from operations adjusted to exclude, if applicable: (1) depreciation and amortization, (2) stock-based compensation expense, (3) asset impairment charges, and (4) other items affecting comparability during the period.

•	Adjusted net income represents GAAP net income, adjusted for items that impact comparability for incremental or unusual costs incurred in the current period, which may include: (1) asset impairment charges, (2) executive separation and other severance charges, (3) non-recurring foreign taxes, interest and penalties and (4) costs related to exit activities.

•	Adjusted net income per diluted share represents adjusted net income (as defined above), divided by the diluted weighted-average number of shares outstanding for the period.

•	Free cash flow represents GAAP net cash provided by operations, less capital expenditures.

Management believes that these non-GAAP financial measures, when viewed with our results under U.S. GAAP and the accompanying reconciliations, provide useful information about our period-over-period growth and provide additional information that is useful for evaluating our operating performance. However, adjusted EBITDA, adjusted net income, adjusted net income per diluted share and free cash flow are not measures of financial performance under U.S. GAAP and, accordingly, should not be considered substitutes for or superior to net income and net income per diluted share and net cash provided by operating activities as indicators of operating performance.

A reconciliation of GAAP to Non-GAAP financial measures is included in this press release.

Contact:

Ivan Marmolejos

Director, Investor Relations

(212) 219-8555 x1004

IR@xogrp.com